                                                                     EXHIBIT F-1

                        ITEM 1--SCHEDULE OF INVESTMENTS

                              At December 31, 2000
                             (Thousands of Dollars)

                                                                      Principal
 Name of Issuer                       Title of Issue                   Amount
 --------------                       --------------                  ---------
 Dominion Resources, Inc.
 Dominion Resources Capital Trust I
                      7.83% Junior Subordinated Debentures.........   $257,732
                                                                      ========
 Consolidated Natural Gas Company
 Dominion Transmission
                      Non-negotiable notes:
                      6.20%--maturing September 30, 2010...........   $ 50,000
                      6.95%--maturing November 30, 2027............     14,000
                      6.75%--maturing November 30, 2008............     13,959
                      9.5%--maturing serially November 30, 2001 to
                      2005.........................................      8,883
                      7.40%--maturing serially November 30, 2001 to
                      2015.........................................     71,250
                      8.95%--maturing serially September 30, 2004
                      to 2014......................................     35,000
                      6.10%--maturing July 31, 2003................     59,541
                      6.80%--maturing November 30, 2013............     57,793
                      8.75%--maturing December 31, 2014............     27,000
                                                                      --------
                      Total unsecured debt.........................   $337,426
                                                                      ========
 Dominion East Ohio
                      Non-negotiable notes:
                      7.50%--maturing September 30, 2004...........   $ 55,000
                      6.20%--maturing September 30, 2010...........     80,000
                      6.95%--maturing November 30, 2027............     40,000
                      6.75%--maturing November 30, 2008............      4,640
                      9.5%--maturing serially November 30, 2001 to
                      2005.........................................      2,953
                      7.40%--maturing serially November 30, 2001 to
                      2015.........................................     33,250
                      8.95%--maturing serially September 30, 2009
                      to 2019......................................     20,000
                      6.10%--maturing July 31, 2003................     30,220
                      6.80%--maturing November 30, 2013............     29,946
                      8.75%--maturing December 31, 2014............      2,250
                                                                      --------
                      Total unsecured debt.........................   $298,259
                                                                      ========
 Dominion Peoples
                      Non-negotiable notes:
                      6.95%--maturing November 30, 2027............   $  9,000
                      6.75%--maturing November 30, 2008............      3,437
                      9.5%--maturing serially November 30, 2001 to
                      2005.........................................      2,188
                      8.95%--maturing serially September 30, 2009
                      to 2019......................................     14,000
                      7.40%--maturing serially November 30, 2001 to
                      2015.........................................     14,250
                      6.80%--maturing November 30, 2013............     37,430
                      6.10%--maturing July 31, 2003................     26,039
                      6.85%--maturing September 30, 2026...........     25,000
                                                                      --------
                      Total unsecured debt.........................   $131,344
                                                                      ========

                                                         Principal
 Name of Issuer                 Title of Issue            Amount
 --------------                 --------------           ---------
 Consolidated Natural Gas Company (continued)
 Dominion Hope
                       Non-negotiable notes:
                       7.50%--maturing September 30,
                       2004...........................   $  4,200
                       6.95%--maturing November 30,
                       2027...........................      3,000
                       6.75%--maturing November 30,
                       2008...........................      1,505
                       9.5%--maturing serially
                       November 30, 2001 to 2005......        958
                       8.95%--maturing serially
                       September 30, 2009 to 2019.....      3,000
                       7.40%--maturing serially
                       November 30, 2001 to 2015......      4,750
                       6.80%--maturing November 30,
                       2013...........................     12,097
                       6.10%--maturing July 31, 2003..      6,420
                       6.85%--maturing September 30,
                       2026...........................      1,000
                                                         --------
                       Total unsecured debt...........   $ 36,930
                                                         ========
 Dominion Exploration & Production
                       Non-negotiable notes:
                       7.50%--maturing September 30,
                       2004...........................   $195,000
                       6.20%--maturing September 30,
                       2010...........................     25,000
                       6.95%--maturing November 30,
                       2027...........................     30,000
                       6.75%--maturing November 30,
                       2008...........................     50,000
                       8.95%--maturing serially
                       September 30, 2001 to 2019.....     40,100
                       6.10%--maturing July 31, 2003..     71,075
                       6.80%--maturing November 30,
                       2013...........................      8,500
                       6.85%--maturing September 30,
                       2026...........................    100,000
                                                         --------
                       Total unsecured debt...........   $519,675
                                                         ========
 CNG International
                       Non-negotiable notes:
                       6.20%--maturing September 30,
                       2010...........................   $ 15,000
                                                         ========
 Dominion Energy, Inc.
 Dominion Energy Construction Company, Inc.
                       Intercompany advances..........   $    548
                                                         ========
 Dominion Elwood, Inc.
                       Intercompany advances..........   $(19,150)
                                                         ========
 Dominion Kincaid, Inc.
                       Intercompany advances..........   $    776
                                                         ========
 Dominion Generation, Inc.
 Dominion Elwood II, Inc.
                       Intercompany advances..........   $ 42,552
                                                         ========
 Dominion Elwood, III, Inc.
                       Intercompany advances..........   $ 70,369
                                                         ========
 Virginia Electric & Power Company
 VP Capital Trust I
                       Junior Subordinated Notes,
                       Series 1995A, 8.05%............   $139,175
                                                         ========
 VP Fuel Corporation
                       Intercompany advances..........   $ 35,656
                                                         ========

                                                                     EXHIBIT F-2

                 ITEM 4--SCHEDULE OF ACQUISITIONS, REDEMPTIONS
                      OR RETIREMENTS OF SYSTEM SECURITIES

                               Calendar Year 2000
                             (Thousands of Dollars)

Consolidated Natural Gas Company

                                       Number of
                                       Shares or
                             Number of Principal
                             Shares or  Amount
                             Principal Redeemed
Name of Issuer and Title of   Amount      or
Issue                        Acquired   Retired  Consideration   Authorization
---------------------------  --------- --------- ------------- ------------------
CNG Service Company
 Non-negotiable notes:
  6.10% Non-negotiable note
   due July 31, 2003                    $   795     $   795         Rule 42
  6.75% Non-negotiable note
   due November 30, 2008                  1,611       1,611         Rule 42
  7.50% Non-negotiable note
   due September 30, 2004                20,000      20,000         Rule 42
  9.5% Non-negotiable notes
   due November 30, 2001 to
   2005                                   1,266       1,266         Rule 42
                                        -------     -------
                                        $23,672     $23,672
                                        =======     =======
Dominion Transmission
 Non-negotiable notes:
  7.40% Non-negotiable note
   due November 30, 2000                $ 3,750     $ 3,750         Rule 42
  9.5% Non-negotiable note
   due November 30, 2000                  2,077       2,077         Rule 42
                                        -------     -------
                                        $ 5,827     $ 5,827
                                        =======     =======
Dominion East Ohio
 Non-negotiable notes:
  7.40% Non-negotiable note
   due November 30, 2000                $ 1,750     $ 1,750         Rule 42
  9.5% Non-negotiable note
   due November 30, 2000                    690         690         Rule 42
                                        -------     -------
                                        $ 2,440     $ 2,440
                                        =======     =======
Dominion Peoples
 Non-negotiable notes:
  7.40% Non-negotiable note
   due November 30, 2000                $   750     $   750         Rule 42
  9.5% Non-negotiable note
   due November 30, 2000                    511         511         Rule 42
                                        -------     -------
                                        $ 1,261     $ 1,261
                                        =======     =======

                                       Number of
                                       Shares or
                             Number of Principal
                             Shares or  Amount
                             Principal Redeemed
Name of Issuer and Title of   Amount      or
Issue                        Acquired   Retired  Consideration   Authorization
---------------------------  --------- --------- ------------- ------------------
Dominion Hope
 Non-negotiable notes:
  7.40% Non-negotiable note
   due November 30, 2000               $    250    $    250         Rule 42
  9.5% Non-negotiable note
   due November 30, 2000                    224         224         Rule 42
                                       --------    --------
                                       $    474    $    474
                                       ========    ========
Dominion E&P
 Non-negotiable note:
  8.95% Non-negotiable note
   due September 30, 2000              $  4,450    $  4,450         Rule 42
                                       ========    ========
Virginia Natural Gas
 Non-negotiable notes:
  6.2% Non-negotiable note
   due
   September 30, 2010                  $ 55,000    $ 55,000     Release No. 35-
                                                                     27241
                                                                 (File 70-9477)
  7.50% Non-negotiable note
   due
   September 30, 2004                    37,000      37,000     Release No. 35-
                                                                     27241
                                                                 (File 70-9477)
  6.85% Non-negotiable note
   due
   September 30, 2026                    24,000      24,000     Release No. 35-
                                                                     27241
                                                                 (File 70-9477)
                                       --------    --------
                                       $116,000    $116,000
                                       ========    ========

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in this Registration Statement of Dominion Resources, Inc. on Form U5S for the year ended December 31, 2000, filed pursuant to the Public Utility Holding Company Act of 1935, of our reports dated January 25, 2001, on the consolidated financial statements of Dominion Resources, Inc., appearing in and incorporated by reference in the Annual Report on Form 10-K of Dominion Resources, Inc. for the year ended December 31, 2000.

Deloitte & Touche LLP

Richmond, Virginia
May 1, 2001